SCHEDULE 14A
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant:        Yes.

Filed by a Party other than the Registrant:  No.

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                             HOME FINANCIAL BANCORP
                (Name Of Registrant As Specified In Its Charter)

                             HOME FINANCIAL BANCORP
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
         and 0-11
         (1)      Title of each class of securities to which transaction
                  applies:             N/A
         (2)      Aggregate number of securities to which transaction
                  applies:             N/A
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and
                  state how it was determined):     N/A
         (4)      Proposed maximum aggregate value of transaction:     N/A
         (5)      Total fee paid:
[ ]      Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
         Schedule and the date of its filing.       N/A
         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                         [Home Financial Bancorp Logo]
                             279 East Morgan Street
                             Spencer, Indiana 47460
                                 (812) 829-2095

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ----------------------------------------

                         To Be Held On October 13, 1998


     Notice is hereby given that the Annual Meeting of Shareholders of Home Financial Bancorp (the "Holding Company") will be held at the Canyon Inn, Sycamore Room, McCormicks Creek State Park, State Highway 46 (two miles east of Spencer), Spencer, Indiana, on Tuesday, October 13, 1998, at 3:00 p.m., Eastern Standard Time.

     The Annual Meeting will be held for the following purposes:

     1. Election of Directors. Election of three directors of the Holding Company for terms expiring in 2001, and one director for a term expiring in 2000.

     2. Ratification of Auditors. Approval and ratification of the appointment of Olive LLP as auditors for Home Financial Bancorp for the fiscal year ending June 30, 1999.

     3. Other Business. Such other matters as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on August 24, 1998, are entitled to vote at the meeting or any adjournment thereof.

     We urge you to read the enclosed Proxy Statement carefully so that you may be informed about the business to come before the meeting, or any adjournment thereof. At your earliest convenience, please sign and return the accompanying proxy in the postage-paid envelope furnished for that purpose.

     A copy of our Annual Report for the fiscal year ended June 30, 1998, is enclosed. The Annual Report is not a part of the proxy soliciting material enclosed with this letter.



                                             By Order of the Board of Directors



                                             /s/ Kurt J. Meier
                                             Kurt J. Meier, President


Spencer, Indiana
September 15, 1998



IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                             HOME FINANCIAL BANCORP
                             279 East Morgan Street
                             Spencer, Indiana 47460
                                 (812) 829-2095

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------
                                       FOR

                         ANNUAL MEETING OF SHAREHOLDERS

                                October 13, 1998

     This Proxy Statement is being furnished to the holders of common stock, without par value (the "Common Stock"), of Home Financial Bancorp (the "Holding Company"), an Indiana corporation, in connection with the solicitation of proxies by the Board of Directors of the Holding Company to be voted at the Annual Meeting of Shareholders to be held at 3:00 p.m., Eastern Standard Time, on October 13, 1998, at the Canyon Inn, Sycamore Room, McCormicks Creek State Park, State Highway 46, Spencer, Indiana, and at any adjournment of such meeting. The principal asset of the Holding Company consists of 100% of the issued and outstanding shares of common stock, $.01 par value per share, of Owen Community Bank, s.b. (the "Bank"). This Proxy Statement is expected to be mailed to the shareholders on or about September 15, 1998.

     The proxy solicited hereby, if properly signed and returned to the Holding Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for each of the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.

     Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Holding Company written notice thereof (Charles W. Chambers, 279 East Morgan Street, Spencer, Indiana 47460), (ii) submitting a duly executed proxy bearing a later date, or
(iii) by appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Only shareholders of record at the close of business on August 24, 1998 ("Voting Record Date"), will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 903,052 shares of the Common Stock issued and outstanding, and the Holding Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the Annual Meeting. As of December 23, 1997, the Holding Company declared a 2-for-1 stock split of shares of Common Stock. All share figures set forth in this Proxy Statement have been adjusted to reflect that stock split. The holders of over 50% of the outstanding shares of Common Stock as of the Voting Record Date must be present in person or by proxy at the Annual Meeting to constitute a quorum. In determining whether a quorum is present, shareholders who abstain, cast broker non-votes, or withhold authority to vote on one or more director nominees will be deemed present at the Annual Meeting.

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of August 24, 1998, by each person who is known by the Holding Company to own beneficially 5% or more of the Common Stock. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

                                        Number of Shares of
          Name and Address of              Common Stock           Percent of
            Beneficial Owner            Beneficially Owned         Class (5)
            ----------------            ------------------         ---------
Chiplease, Inc.                              101,184  (1)(2)        11.20%
   c/o Goldsher & Goldsher
   640 N. LaSalle Street
   Suite 300
   Chicago, Illinois  60610
William Lannan                                64,000                 7.09%
   R.R. 4, Box 12
   Loogootee, Indiana  47533
Frank R. Stewart                             100,493  (1) (3)       11.01%
   c/o Owen Community Bank, s.b.
   279 East Morgan Street
   Spencer, Indiana  47460
Community Trust & Investment                  80,948  (1)(4)         8.96%
   Company, Inc., Trustee
   105 N. Pete Ellis Drive
   Suite B
   P.O. Box 5996
   Bloomington, Indiana 47407
------------
     (1) The information in this chart is based on Schedule 13D or 13G Report(s) filed by the above-listed person(s) with the Securities and Exchange Commission (the "SEC") containing information concerning shares held by them. It does not reflect any changes in those shareholdings which may have occurred since the date of such filings.

     (2) Includes 51,184 shares held by Chiplease, Inc. and 50,000 held by its secretary, Leon Greenblatt. Pursuant to the Holding Company's Articles of Incorporation, the Holding Company will count as shares entitled to vote only up to ten percent of the issued and outstanding shares of Common Stock, or 90,305 shares, of the shares held by the shareholder. The remaining 10,879 shares held by this shareholder will not be counted as shares eligible to vote on matters submitted to the shareholders at the Annual Meeting.

     (3) Of these shares, 84,000 are owned jointly by Mr. Stewart and his wife, 4,554 are held under the Owen Community Bank, s.b. Recognition and Retention Plan and Trust (the "RRP"), 10,000 are subject to a stock option granted under the Home Financial Bancorp Stock Option Plan (the "Option Plan"), and 801 are held under the Holding Company's Employee Stock Ownership Plan (the "ESOP").

     (4) These shares are held by the Trustee of the Owen Community Bank, s.b. Employee Stock Ownership Plan and Trust. The employees participating in that Plan are entitled to instruct the Trustee how to vote shares held in their accounts under the Plan. Unallocated shares held in a suspense account under the Plan are required under the Plan terms to be voted by the Trustee in the same proportion as allocated shares are voted.

     (5) Based upon 903,052 shares of Common Stock outstanding which does not include options for 91,600 shares of Common Stock granted to certain directors, officers and employees of the Holding Company and the Bank.

                       PROPOSAL I -- ELECTION OF DIRECTORS

     The Board of Directors consists of nine members. The By-Laws provide that the Board of Directors is to be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually. The four nominees for election as a director this year are Charles W. Chambers, Stephen Parrish, Gary Michael Monnett, and Kurt D. Rosenberger, each of whom currently serves as a director. Mr. Rosenberger was added to the Board of Directors on June 23, 1998, and Mr. Monett was added to the Board of Directors on August 25, 1998, to fill Board vacancies created when the number of Board members was increased from seven to nine. Messrs. Chambers, Parrish, and Rosenberger each have been nominated to serve for a three-year term ending in 2001 and Mr. Monnett has been nominated to serve for a two-year term ending in 2000.

     Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as directors if elected.

     The following table sets forth certain information regarding the nominees for the position of director of the Holding Company and each director continuing in office after the Annual Meeting, including the number and percent of shares of Common Stock beneficially owned by such persons as of the Voting Record Date. Unless otherwise indicated, each nominee has sole investment and/or voting power with respect to the shares shown as beneficially owned by him. Mr. Parrish is married to Mr. Wilson's sister. No other nominee for director is related to any other nominee for director or executive officer of the Holding Company by blood, marriage, or adoption, and there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The table also sets forth the number of shares of Holding Company Common Stock beneficially owned by all directors and executive officers of the Holding Company as a group.




                                                                       Director        Common Stock
                                                                        of the         Beneficially
                                  Expiration of      Director of        Holding         Owned as of
                                     Term as          the Bank          Company         August 24,       Percentage
Name                                Director            Since            Since           1998 (1)         of Class
------------------------------------------------------------------------------------------------------------------

Director Nominees
Charles W. Chambers                   2001              1978             1996              6,024(2)           .66%
Gary Michael Monnett                  2000              1998             1998                -0-              -0-%
Stephen Parrish                       2001              1982             1996             13,024(2)         1.44%
Kurt D. Rosenberger                   2001              1998             1998             16,302(3)         1.79%

Directors Continuing
in Office
John T. Gillaspy                      2000              1986             1996             31,024(2)         3.42%
Kurt J. Meier                         1999              1991             1996             18,586(4)         2.04%
Robert W. Raper                       2000              1970             1996             15,024(5)         1.66%
Frank R. Stewart                      1999              1963             1996            100,493(6)        11.01%
Tad Wilson                            1999              1978             1996             30,024(7)         3.31%
All directors and executive                                                              230,501(8)        24.31%
officers as a group (9 persons)

----------------
(1) Based upon information furnished by the respective director nominees. Under applicable regulations, shares are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares the power to vote or dispose of the shares, whether or not he or she has any economic power with respect to the shares. Includes shares benefically owned by members of the immediate families of the director nominees residing in their homes.

(2) Of these shares, 1,620 are held under the RRP, 3,000 are subject to a stock option granted under the Option Plan, and the balance are held jointly by the director and his wife.

(3) Of these shares, 2,458 are owned jointly by Mr. Rosenberger and his wife, 10,000 are subject to a stock option granted under the Option Plan, 3,036 are held under the RRP, and 808 are held under the Holding Company's ESOP.

(4) Of these shares, 3,138 are owned jointly by Mr. Meier and his wife, 4,554 are held under the RRP, 10,000 are subject to a stock option granted under the Option Plan, and 894 are held under the ESOP.

(5) Of these shares 10,404 are held jointly by Mr. Raper, his wife and their grandchildren, 1,620 are held under the RRP, and 3,000 are subject to a stock option granted under the Option Plan.

(6) Of these shares, 84,000 are owned jointly by Mr. Stewart and his wife, 4,554 are held under the RRP, 10,000 are subject to a stock option granted under the Option Plan, and 801 are held under the ESOP.

(7) Of these shares, 22,404 are owned jointly by Mr. Wilson and his wife, 1,620 are held under the RRP, and 3,000 are subject to a stock option granted under the Option Plan.

(8) Of these shares, 20,244 are held under the RRP, and 45,000 are subject to stock options granted under the Option Plan.

     Presented below is certain information concerning the director nominees of the Holding Company:

     Charles W. Chambers (age 83), has served as a director of the Holding Company since its formation and of the Bank since 1978. Mr. Chambers has served as a staff appraiser for the Bank and has served as the Secretary of the Bank since 1990.

     John T. Gillaspy (age 70), has served as a director of the Holding Company since its formation and of the Bank since 1986. Mr. Gillaspy has also served as President until 1994 and Chief Executive Officer since 1994 of the Spencer Evening World, Inc., a newspaper based in Spencer, Indiana.

     Kurt J. Meier (age 48), has served as a director of the Holding Company since its formation and of the Bank since 1991. Mr. Meier has also served as President of the Bank since 1994. From 1990 to 1994, Mr. Meier served as Managing Officer of the Bank.

     Gary Michael Monnett (age 38), was named a director in 1998, and has served as a self-employed certified public accountant based in Cloverdale, Indiana for more than the last five years.

     Stephen Parrish (age 58), has served as a director of the Holding Company since its formation and of the Bank since 1982. Mr. Parrish has also served as a funeral director for the West-Parrish-Pedigo Funeral Home in Spencer, Indiana, for more than five years.

     Robert W. Raper (age 81), has served as a director of the Holding Company since its formation and of the Bank since 1970, with which he has served as Vice Chairman since 1994. Prior to 1994, Mr. Raper served as Vice President of the Bank.

     Kurt D. Rosenberger (age 40), has served as Vice President and Chief Financial Officer of the Holding Company since 1996. Mr. Rosenberger has also served as Vice President of the Bank since 1994. Theretofore, he served as Senior Financial Analyst for the Office of Thrift Supervision in Indianapolis, Indiana, from 1990 to 1994.

     Frank R. Stewart (age 73), has served as Chairman of the Board of the Holding Company since its formation and of the Bank since 1963. Mr. Stewart served as President of the Bank from 1982 until 1994. Mr. Stewart has also served as President of BSF, Inc., a subsidiary of the Bank, since its formation in 1989. Mr. Stewart has extensive experience in real estate development and sales.

     Tad Wilson (age 63), has served as a director of the Holding Company since its formation and of the Bank since 1978. Mr. Wilson is also the co-owner of Metropolitan Printing Service, Inc., a printing company based in Bloomington, Indiana, and is the owner of various rental properties located in Bloomington, Indiana.

     THE DIRECTORS SHALL BE ELECTED UPON RECEIPT OF A PLURALITY OF VOTES CAST AT THE ANNUAL SHAREHOLDERS MEETING. PLURALITY MEANS THAT INDIVIDUALS WHO RECEIVE THE LARGEST NUMBER OF VOTES CAST ARE ELECTED UP TO THE MAXIMUM NUMBER OF DIRECTORS TO BE CHOSEN AT THE MEETING. ABSTENTIONS, BROKER NON-VOTES, AND INSTRUCTIONS ON THE ACCOMPANYING PROXY TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES WILL RESULT IN THE RESPECTIVE NOMINEE RECEIVING FEWER VOTES. HOWEVER, THE NUMBER OF VOTES OTHERWISE RECEIVED BY THE NOMINEE WILL NOT BE REDUCED BY SUCH ACTION.

The Board of Directors and its Committees

     During the fiscal year ended June 30, 1998, the Board of Directors of the Holding Company met or acted by written consent five times. No director attended fewer than 75% of the aggregate total number of meetings during the last fiscal year of the Board of Directors of the Holding Company held while he served as director and of meetings of committees which he served during that fiscal year. The Board of Directors of the Holding Company has a Stock Compensation Committee and Nominating Committee, among its other Board Committees. All committee members are appointed by the Board of Directors.

     The Stock Compensation Committee administers the RRP and the Option Plan. The members of that Committee are Messrs. Gillaspy, Parrish and Wilson. It met three times during fiscal 1998.

     The Holding Company's Nominating Committee, consisting of Messrs. Gillaspy, Parrish and Wilson, nominated the slate of directors set forth in the Proxy Statement. Although the Board of Directors of the Holding Company will consider nominees recommended by shareholders, it has not actively solicited recommendations for nominees from shareholders nor has it established procedures for this purpose. Article III, Section 12 of the Holding Company's By-Laws provides that shareholders entitled to vote for the election of directors may name nominees for election to the Board of Directors but there are certain requirements that must be satisfied in order to do so. Among other things, written notice of a proposed nomination must be received by the Secretary of the Holding Company not less than 60 days prior to the Annual Meeting; provided, however, that in the event that less than 70 days' notice or public disclosure of the date of the meeting is given or made to shareholders (which notice or public disclosure includes the date of the Annual Meeting specified in the Holding Company's By-Laws if the Annual Meeting is held on such date), notice must be received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

Management Remuneration and Related Transactions

     Remuneration of Named Executive Officer

     During the fiscal year ended June 30, 1998, no cash compensation was paid directly by the Holding Company to any of its executive officers. Each of such officers was compensated by the Bank.

     The following table sets forth information as to annual, long-term and other compensation for services in all capacities to the Holding Company and its subsidiaries for the fiscal year ended June 30, 1998, of the person who served as chief executive officer of the Holding Company during the fiscal year ended June 30, 1998 (the "Named Executive Officer"). There were no executive officers of the Holding Company who earned over $100,000 in salary and bonuses during that fiscal year.



                           Summary Compensation Table
                                                                               Long Term Compensation
                                                 Annual Compensation                   Awards
Name                                                    Other                                   All
and                                                                 Annual     Restricted   Securities      Other
Principal                   Fiscal                                  Compen-       Stock     Underlying     Compen-
Position                     Year      Salary ($)     Bonus ($)  sation($)(2) Awards($)(3)  Options(#)  sation($)(4)
--------------------------------------------------------------------------------------------------------------------
Kurt J. Meier                1998      $55,994 (1)    $985            ---          ---        10,000       $1,561
     President, Chief        1997      $51,220 (1)    $ ---           ---      $38,243          ---        $1,399
     Executive Officer       1996      $51,220 (1)    $ ---           ---          ---          ---        $1,399
     and Treasurer

----------------
(1) Includes fees received for service on the Bank's Board of Directors and amounts deferred by the Named Executive Officer pursuant to 401(k) of the Internal Revenue Code of 1986, as amended (the "Code") under the Bank's Thrift Plan.

(2) Mr. Meier received certain perquisites, but the incremental cost of providing such perquisites did not exceed the lesser of $50,000 or 10% of his salary and bonus.

(3) The value of the restricted stock awards was determined by multiplying the fair market value of the Common Stock on the date the shares were awarded by the number of shares awarded. These shares vest over a five year period. As of June 30, 1998, the number and aggregate value of restricted stock holdings by Mr. Meier were 4,554 and $39,563, respectively. Dividends paid on the restricted shares are payable to the grantee as the shares are vested and are not included in the table.

(4) Consists of the Bank's contribution on behalf of the Named Executive Officer to the Thrift Plan.

     Stock Options

     The following table sets forth information related to options granted during fiscal 1998 to the Named Executive Officers.

                                     Option Grants - Last Fiscal Year

                                 Individual Grants
                                    % of Total
                                  Options Granted   Exercise or
                    Options        to Employees      Base Price     Expiration
     Name        Granted(#)(1)    In Fiscal Year    ($/Share)(2)       Date
     ----        -------------    --------------    ------------       ----
Kurt J. Meier        10,000              18.2%        $8.50       10/13/2007 (3)

(1)  Options to acquire shares of the Holding Company's Common Stock.

(2) The option exercise price may be paid in cash or, with the approval of the Stock Compensation Committee, after June 30, 1999, in shares of Holding Company Common Stock or a combination thereof. The initial option exercise price equaled the market value of a share of the Holding Company Common Stock on the date of grant.

(3)  The options became exercisable on April 13, 1998.

     The following table includes the number of shares covered by stock options held by the Named Executive Officers as of June 30, 1998. Also reported are the values for "in-the-money" options (options whose exercise price is lower than the market value of the shares at fiscal year end) which represent the spread between the exercise price of any such existing stock options and the fiscal year-end market price of the stock. The Named Executive Officers did not exercise any stock options during the fiscal year.

        Outstanding Stock Option Grants and Value Realized As Of 6/30/98


                          Number of Unexercised                   Value of Unexercised In-the-Money
                        Options at Fiscal Year End                 Options at Fiscal Year End (1)
                      ---------------------------------           -----------------------------------
     Name             Exercisable      Unexercisable(2)           Exercisable        Unexercisable(2)
     ----             -----------      ----------------           -----------        ----------------
Kurt J. Meier           10,000                ---                   $1,875                $  ---

--------------
(1) Amounts reflecting gains on outstanding options are based on the average between the high and low prices for the shares on June 30, 1998, which was $8.6875 per share.

     Employment Contracts

     The Bank has entered into three-year employment contracts with each of Messrs. Meier and Rosenberger (together, the "Employees"). The contracts with the Employees, which became effective as of July 1, 1996, extend annually for an additional one-year term to maintain their three-year term if the Board of Directors of the Bank determines to so extend them, unless notice not to extend is properly given by either party to the contract. Each Employee receives an initial salary under the contract equal to his current salary subject to increases approved by the Board of Directors. The contracts also provide, among other things, for participation in other fringe benefits and benefit plans available to the Bank's employees. Each Employee may terminate his employment upon sixty days' written notice to the Bank. The Bank may discharge each Employee for cause (as defined in the contract) at any time or in certain specified events. If the Bank terminates an Employee's employment for other than cause or if the Employee terminates his own employment for cause (as defined in the contract), the Employee will receive his base compensation under the contract for an additional three years if the termination follows a change of control in the Holding Company (as defined below) or for the remaining term of the Agreement, if the termination does not follow a change of control. In addition, during such period, the Employee will continue to participate in the Bank's group insurance plans or receive comparable benefits. Moreover, within a period of three months after such termination following a change of control, each Employee will have the right to cause the Bank to purchase any stock options he holds for a price equal to the fair market value (as defined in the contact) of the shares subject to such options minus their option price. If the payments provided for in the contract, together with any other payments made to the Employees by the Bank, are deemed to be payments in violation of the "golden parachute" rules of the Code, such payments will be reduced to the largest amount which would not cause the Bank to lose a tax deduction for such payments under those rules. As of the date hereof, the cash compensation which would be paid under the contracts to the Employees if the contracts were terminated either after a change of control of the Holding Company, without cause by the Bank, or for cause by the Employees, would be $161,460 for Mr. Meier and $149,760 for Mr. Rosenberger. For purposes of these employment contracts, a change of control of the Holding Company is generally an acquisition of control, as defined in regulations issued under the Change in Bank Control Act and the Bank Holding Company Act of 1956, as amended.

     The employment contracts provide the Bank protection of its confidential business information and protection from competition by each of the Employees should he voluntarily terminate his employment without cause or be terminated by the Bank for cause.

     The Bank also entered into a three-year employment contract with Mr. Stewart effective as of January 1, 1996. Mr. Stewart's employment agreement provides for the payment by the Bank to Mr. Stewart of an annual salary equal to $44,980, subject to increases as determined by the Board of Directors. In the event Mr. Stewart's employment is terminated by the Bank without cause, Mr. Stewart will continue to receive such compensation during the then-remaining term of the contract.

     The Bank is the owner and beneficiary of $100,000 in key man life insurance on the lives of Mr. Meier and Mr. Rosenberger.

     Compensation of Directors

     All directors of the Bank are entitled to receive monthly director fees for their services. Each of Mr. Gillaspy and Mr. Raper receive $700 per month, and Mr. Stewart receives $500 per month. All other directors of the Bank receive $400 per month.

     Directors of the Holding Company are not currently paid directors' fees. The Holding Company may, if it believes it is necessary to attract qualified directors or otherwise beneficial to the Holding Company, adopt a policy of paying directors' fees.

     Transactions With Certain Related Persons

         The Bank has followed a policy of offering to its directors and executive officers real estate mortgage loans secured by their principal residence and other loans. These loans are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features.

                     PROPOSAL II -- RATIFICATION OF AUDITORS

     The Board of Directors proposes for the ratification of the shareholders at the Annual Meeting the appointment of Olive LLP, certified public accountants, as independent auditors for the fiscal year ended June 30, 1999. Olive LLP has served as auditors for the Bank since 1989. A representative of Olive LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he so desires. He will also be available to respond to any appropriate questions shareholders may have.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "1934 Act"), requires that the Holding Company's officers and directors and persons who own more than 10% of the Holding Company's Common Stock file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Holding Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of the copies of such forms received by it, and/or written representations from certain reporting persons that no Forms 5 were required for those persons, the Holding Company believes that during the fiscal year ended June 30, 1998, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners with respect to
Section 16(a) of the 1934 Act were satisfied in a timely manner.

                              SHAREHOLDER PROPOSALS

     Any proposal which a shareholder wishes to have presented at the next Annual Meeting of the Holding Company and included in the proxy statement and form of proxy must be received at the main office of the Holding Company for inclusion in the Holding Company's proxy statement no later than 120 days in advance of September 15, 1999. Any such proposal should be sent to the attention of the Secretary of the Holding Company at 279 East Morgan Street, Spencer, Indiana 47460. A shareholder proposal being submitted outside the processes of Rule 14a-8 promulgated under the 1934 Act will be considered untimely if it is received by the Holding Company later than 45 days in advance of September 15, 1999.

                                  OTHER MATTERS

     Management is not aware of any business to come before the Annual Meeting other than those matters described in the Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of solicitation of proxies will be borne by the Holding Company. The Holding Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of the Common Stock. In addition to solicitation by mail, directors, officers, and employees of the Holding Company may solicit proxies personally or by telephone without additional compensation.

     Each shareholder is urged to complete, date and sign the proxy and return it promptly in the enclosed envelope.

                                             By Order of the Board of Directors



                                             /s/ Kurt J. Meier
                                             Kurt J. Meier, President

September 15, 1998

REVOCABLE PROXY              HOME FINANCIAL BANCORP
                         Annual Meeting of Shareholders
                                October 13, 1998

     The undersigned hereby appoints Judith Terrell and Jack Childers, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of Home Financial Bancorp which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Canyon Inn, Sycamore Room, McCormicks Creek State Park, State Highway 46, Spencer, Indiana, on Tuesday, October 13, 1998, at 3:00 p.m., and at any and all adjournments thereof, as follows:

1. The election as directors of all nominees listed below, except as marked to the contrary

                         [ ] FOR           [ ] VOTE WITHHELD

INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name on the list below:

Charles W. Chambers             Stephen Parrish              Kurt D. Rosenberger
                          (each for a three-year term)

                               G. Michael Monnett
                              (for a two-year term)

2. Ratification of the appointment of Olive llp as auditors for the year ending June 30, 1999.

     [ ] FOR                   [ ] AGAINST                       [ ] ABSTAIN

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.


 The Board of Directors recommends a vote "FOR" each of the listed propositions.


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

This Proxy may be revoked at any time prior to the voting thereof.

The undersigned acknowledges receipt from Home Financial Bancorp, prior to the execution of this Proxy, of a Notice of the Meeting, a Proxy Statement and an Annual Report to Shareholders.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
                                                     _____________________, 1998

                                                                NUMBER OF SHARES




                      ---------------------------      -------------------------
                      Print Name of Shareholder        Print Name of Shareholder


                      ---------------------------      -------------------------
                      Signature of Shareholder         Signature of Shareholder

                      Please sign as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.